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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 27, 2002

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80-02 Kew Gardens Road Kew Gardens, New York 11415
(Address of principal executive offices)    (Zip Code)

(718) 286-7902
(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        On September 27, 2002, pursuant to the Membership Interest Purchase Agreement among JetBlue Airways Corporation ("JetBlue"), Harris Corporation, Thales Avionics In-Flight Systems, LLC, In-Flight Liquidating, LLC, Glenn S. Latta, Jeffrey A. Frisco and Andreas de Greef, JetBlue completed its purchase of all the membership interests of LiveTV, LLC ("LiveTV"). Using available cash and cash equivalents, JetBlue paid $41,237,113 to purchase the membership interests of LiveTV and paid $38,969,639 to retire the LiveTV obligations that were guaranteed by Harris Corporation and Thales Avionics. LiveTV's assets include the tangible equipment installed on JetBlue aircraft, spare parts in inventory and rights to all the patents and intellectual property used for live in-seat satellite television, XM Satellite Radio service, wireless aircraft data link service, cabin surveillance systems and Internet services. JetBlue and LiveTV were parties to a long-term agreement for the rental, installation and maintenance of the equipment and for the programming for the satellite TV service on each of JetBlue's aircraft prior to the acquisition.

Item 5. Other Events and Regulation FD Disclosure

        JetBlue Airways Corporation is filing herewith a press release issued on September 27, 2002 as Exhibit 99.1 which is included herein. This press release was issued to announce the completion of the acquisition of LiveTV, LLC by JetBlue Airways Corporation.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement among Harris Corporation and Thales Avionics In-Flight Systems, LLC and In-Flight Liquidating, LLC and Glenn S. Latta and Jeffrey A. Frisco and Andreas de Greef and JetBlue Airways Corporation, dated as of September 9, 2002 relating to interests in LiveTV, LLC
99.1	Press Release

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: October 4, 2002	By:	/s/ THOMAS KELLY Thomas Kelly Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1
Membership Interest Purchase Agreement among Harris Corporation and Thales Avionics In-Flight Systems, LLC and In-Flight Liquidating, LLC and Glenn S. Latta and Jeffrey A. Frisco and Andreas de Greef and JetBlue Airways Corporation, dated as of September 9, 2002 relating to interests in LiveTV, LLC

Schedules to the Membership Interest Purchase Agreement as listed in the Table of Contents and Schedules to the Exhibits of the Membership Interest Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K which the Registrant agrees to furnish supplementally to the Commission upon request. The Registrant reserves the right to seek confidential treatment of portions of such Schedules pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 190 under the Commission's Rules of Practice.
99.1	Press Release

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  Item 2. Acquisition or Disposition of Assets
  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX